UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): May 17, 2018

Washington Prime Group Inc.

(Exact name of Registrant as specified in its Charter)

Indiana	001-36252	046-4323686
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

180 East Broad Street Columbus, Ohio	43215
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (614) 621-9000

N/A

(Former name or former address, if changed since last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

 [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Shareholders for Washington Prime Group Inc. (the “Registrant” or “Company”) was held on Thursday, May 17, 2018 (the “Annual Meeting”) in New York, NY. Proxies for the Annual Meeting were solicited by the Registrant pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended. Three proposals were submitted to a vote of the holders of the Registrant’s common shares. The three proposals are described below.

●	the election of the seven (7) persons named in the Company’s Annual Meeting proxy statement as director and to hold office until the 2019 annual meeting of shareholders;

●	a non-binding advisory vote to approve executive compensation as described in the Company’s Annual Meeting proxy statement; and

●	ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2018.

At the Annual Meeting, each of the nominees for election as a director was re-elected and the common shareholders also voted in favor of each of the two other proposals. There was no solicitation in opposition to the Company’s voting recommendation for each proposal that was contained in the Annual Meeting proxy statement.

The final vote tally on each of the proposals is set forth below.

1.  Election of Directors

Nominee	For	Against	Abstain	Broker Non-Votes
i.J. Taggart (“Tag”) Birge	135,822,092	767,586	286,539	32,663,878
ii.Sheryl G. von Blucher	135,816,552	814,359	245,306	32,663,878
iii.Louis G. Conforti	135,762,067	878,014	236,136	32,663,878
iv.John J. Dillon III	135,767,537	816,700	291,980	32,663,878
v.Robert J. Laikin	135,647,519	951,873	276,825	32,663,878
vi.John F. Levy	135,615,654	1,004,327	256,236	32,663,878
vii.Jacquelyn R. Soffer	135,637,194	991,644	247,379	32,663,878

	For	Against	Abstain	Broker Non- Votes
2. Non-binding advisory vote to approve executive compensation as described in the Company’s proxy statement.	131,062,087	5,082,883	731,247	32,663,878

	For	Against	Abstain
3. Ratification of the appointment of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018.	168,322,345	807,662	410,088

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Washington Prime Group Inc.
(Registrant)

Date: May 18, 2018	/s/ Robert P. Demchak Robert P. Demchak Executive Vice President, General Counsel & Corporate Secretary

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